UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2013

EATON SCIENTIFIC SYSTEMS, INC.

(Exact name of Company as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
9595 Wilshire Blvd., Suite 900 Beverly Hills, California 90212 (Address of principal executive offices) 310-281-6923 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 4, 2013, the Company (the “Company,” the “Registrant,” the “Licensee”) executed an Agreement of the License of Intellectual Property (“License Agreement”) dated November 4, 2013 with Eco Science Solutions International, Inc., a Canadian corporation (“Licensor”), for the license of certain US and Canadian Patent Pending Applications (“Patent Applications”), whereby Licensor acquired 2,500,000 shares of the Company’s Convertible Preferred Stock (“Preferred Stock”), in exchange for the Company’s exclusive license of the Patent Applications (“Patent License”) in perpetuity.  The Preferred Stock, if converted into Common Stock, would represent approximately 17% of the Company’s total issued and outstanding shares of Common Stock (on the Date of the License Agreement),

In connection with the terms and conditions of the License Agreement:

1.

Licensor waives any initial cash payment for Patent License fee; and

2.

Licensee will pay Licensor a royalty equal to three percent (3%) of Gross Revenues (the “Gross Revenues”) earned in connection with the Patent License. Said royalty will be payable quarterly within thirty (30) days of the last day of the calendar quarter in which Gross Revenues have been earned for which payment is due.

The summary description of the terms of the License Agreement may not contain all information that is of interest to the reader. For further information regarding specific terms and conditions of the License Agreement, the entire agreement is included in this filing and attached herewith as Exhibit 10.14.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

INTELLECTUAL PROPERTY

The following table summarizes the Patent Applications licensed by the Company under the License Agreement for the product known as the “EcoFlora Spark Plug”:

Patent Number	Patent Description	Patent Type
13/261,281	High Efficiency Spark Plug	US Patent and Trademark Office Application filed May 2, 2012
2,786,022 [1]	High Efficiency Spark Plug	Canadian Patent Application filed May 3, 2013 [1]

 [1] Canadian Patent Application filed with the Canadian Intellectual Property Office with a Priority Date based on Patent Cooperation Treaty (“PCT”) application CA2011/0001339 filed December 1, 2011. The PCT is an international treaty providing standardized filing procedures for foreign patents in the countries that have signed the treaty. For additional information, the reader may go to http://brevets-patents.ic.gc.ca.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On December 6, 2013, pursuant to the Written Consent of the Board of Directors:

1.

Michael Borkowski resigned as Secretary of the Company. The resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices; and

2.

Domenic Marciano was appointed as Secretary of the Company.

The biography of Mr. Marciano can be found as part of the Company’s Current Report filed on Form 8-K December 2, 2013.

ITEM 9.01

EXHIBITS

Exhibit Number	Exhibit Description
(10)	Material Contracts
10.14*	Agreement of the License of Intellectual Property between Eaton Scientific Systems, Inc. and Eco Science Solutions International, Inc. dated November 4, 2013

*

Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON SCIENTIFIC SYSTEMS, INC.

Date: December 6, 2013	/s/ Michael Borkowski
By: Michael Borkowski
Its: President and Chief Executive Officer